UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2023

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 1, 2023, the registration statement on Form S-1 (File No. 333-261569), initially filed by Golden Star Acquisition Corporation, a Cayman Islands exempted company (the “Company”) with the U.S. Securities and Exchange Commission (the “Commission”) on December 9, 2021, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On May 4, 2023, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.001 per share (the “Ordinary Shares”), and one right to receive two-tenths (2/10th) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000. The Company had also granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any. On May 4, 2023, the Underwriters elected to exercise the over-allotment option in full, resulting in the sale of 900,000 additional Units for additional gross proceeds of $9,000,000.

In connection with the IPO, the Company amended and restated its memorandum and articles of association and entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement dated May 1, 2023, by and between the Company and Ladenburg Thalmann & Co., Inc. (the “Representative”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement dated May 1, 2023, by and between the Company and Vstock Transfer LLC, as rights agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

●	A Letter Agreement dated May 1, 2023 (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, G-Star Management Corporation (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement dated May 1, 2023, by and between the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement dated May 1, 2023, by and between the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement dated May 1, 2023, by and between the Company and the Sponsor (the “Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated as of May 1, 2023, by and between the Company and its officers and directors, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Support Agreement dated May 1, 2023, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The material terms and conditions of the Amended and Restated Memorandum and Articles of Association and the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

1

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Purchase Agreement the Company completed the private sale to the Sponsor of an aggregate of 307,000 placement units (including 27,000 units as a result of the Underwriters’ exercise of its over-allotment option (the “Sponsor Private Placement Units”)) at a purchase price of $10.00 per unit (the “Private Placement”). The Sponsor had previously loaned the Company the sum of $334,737.08 evidenced by an amended and restated promissory note dated as of January 4, 2023 (as previously filed as Exhibit 10.10 to the Registration Statement). In connection with the completion of the IPO, the Sponsor instructed the Company to offset repayment of the amount outstanding under the note with a corresponding portion of the purchase price for the Sponsor Private Placement Units. The Private Placement resulted in gross proceeds to the Company of $3,070,000, including cancellation of $334,737.08 of indebtedness.

The Sponsor Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Sponsor Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, in connection with the IPO, Chi Zhang, Zhe Zhang and and Xinghua Fan (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective on such date, Messrs. Zhe Zhang, Chi Zhang and Mr. Xinghua Fan were appointed to the Board’s Audit Committee, with Mr. Zhou Wang serving as chair of the Audit Committee. Effective on such date, Messrs. Zhuo Wang, Zining Jiang, and Xinghua Fan were appointed to the Board’s Compensation Committee, with Mr. Zhe Zhang serving as chair of the Compensation Committee. Further, effective on such date, Mr. Zhe Zhang, Mr. Chi Zhang and Mr. Xinghua Fan were appointed to the Board’s Nominating Committee, with Mr. Xinghua Fan serving as chair of the Nominating Committee.

On May 1, 2023, in connection with their appointments to the Board, each Director and our executive officers entered into the Letter Agreement as well as an Indemnity Agreement with the Company in the forms filed as Exhibit 10.2 and Exhibit 10.7 to the Registration Statement, respectively. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. The foregoing descriptions of the Letter Agreement and Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreement, copies of which are attached as Exhibit 10.1 and 10.5 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2023, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

2

Item 8.01.	Other Events.

As of May 4, 2023, a total of $69,000,000 (which amount includes $1,725,000 of the underwriters’ deferred discount), comprised of proceeds from the IPO (including the proceeds received from the exercise by the Underwriters of the over-allotment option), and a total of $3,070,000 for the sale of the Private Placement Units, minus a setoff for cancellation of $334,737.08 of indebtedness and other costs of the offering was placed in a U.S.-based trust account at Wilmington Trust, N.A., as trustee. Except with respect to funds in excess of 101% of the IPO proceeds, and interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within nine (9) months from the closing of the IPO (or up to 21 months, if extended) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within nine (9) months from the closing of the IPO (or up to 21 months, if extended), subject to applicable law.

An audited balance sheet as of May 4, 2023 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the sale of the Sponsor Private Placement Units will be included on a Current Report on Form 8-K which is anticipated to be filed by the Company within four (4) business days of the consummation of the IPO.

On May 1, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 1, 2023, by and between the Company and Ladenburg Thalmann & Co., Inc. as representative of the underwriters

3.1	Amended and Restated Memorandum and Articles of Association, dated as of May 1, 2023

4.1	Rights Agreement between Vstock Transfer LLC and the Company, dated as of May 1, 2023

10.1	Letter Agreement among the Company and its officers, directors and G-Star Management Corporation, dated as of May 1, 2023

10.2	Investment Management Trust Agreement among the Company, Wilmington Trust, N.A., Vstock Transfer LLC, dated as of May 1, 2023

10.3	Registration Rights Agreement between the Company and certain security holders dated as of May 1, 2023

10.4	Private Placement Unit Purchase Agreement dated as of May 1, 2023 between the Company and G-Star Management Corporation

10.5	Indemnity Agreement dated as of May 1, 2023 between the Company, its officers and directors

10.6	Administrative Support Agreement dated as of May 1, 2023 by and between the Company and G-Star Management Corporation

99.1	Press Release, dated May 1, 2023

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: May 4, 2023	By:	/s/ Linjun Guo
	Name:	Linjun Guo
	Title:	Chief Executive Officer

4